UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08    Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01    Other Information.

On January 20, 2015, Jason Industries, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors has determined that the fiscal 2015 Annual Meeting of the Company’s Stockholders will be held solely by means of remote communication in accordance with Section 211(a) of the General Corporation Law of the State of Delaware on Wednesday, May 20, 2015, at 10:00 a.m. CDT. Since the Company held a special meeting last year, in lieu of an annual meeting, it is reporting the deadline for the submission of shareholder proposals for the 2015 Annual Meeting.

Stockholders who intend to present a proposal at the 2015 Annual Meeting, and who wish to have the proposal included in the Company’s proxy statement for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that the proposal is received by the Corporate Secretary at the Company’s principal executive offices, at 411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, on or before the close of business on February 19, 2015, which the Company has determined to be a reasonable time before it begins to print and mail its proxy materials. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy statement for the 2015 Annual Meeting.

In addition, under the Company’s Bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2015 Annual Meeting, and who do not intend to have those proposals included in the Company’s proxy statement and form of proxy relating to the 2015 Annual Meeting, must ensure that notice of any such proposal (including certain additional information specified in the Company’s Bylaws) is received by the Corporate Secretary at the address specified above no later than the close of business on February 19, 2015.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1     Press Release dated January 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:    /s/ Stephen L. Cripe
Name:    Stephen L. Cripe
Title:    Chief Financial Officer

Date: January 21, 2015

EXHIBIT INDEX

Exhibit No.     Description

99.1     Press Release dated January 20, 2015.